UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number	811-21237

Unified Series Trust

(Exact name of registrant as specified in charter)

2960 N. Meridian St.

Indianapolis, IN	46208
(Address of principal executive offices)	(Zip code)

William J. Murphy

Unified Fund Services, Inc.

2960 N. Meridian St. Suite 300

Indianapolis, IN 46208

(Name and address of agent for service)

Registrant's telephone number, including area code:	317-917-7000

Date of fiscal year end:	06/30

Date of reporting period:	12/31/2007

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Semi-Annual Report

December 31, 2007

(Unaudited)

Fund Advisor:

IMS Capital Management, Inc.

8995 S.E. Otty Road

Portland, OR 97266

Toll Free (800) 934-5550

IMS Family Funds

Management’s Discussion and Analysis

Dear Fellow Shareholders:

We are pleased to present the IMS Family of Funds Semi Annual Report, covering the six months ended December 31, 2007. This report contains a recap of the economic and market conditions that served as the backdrop for the IMS Funds over the second half of the year, as well as a discussion of the investment strategies used to generate the Funds’ returns. We encourage you to read this report carefully and contact us if you have any questions.

Market News

Although the first six months of the year served up strong returns in both the financial markets and the IMS Funds, we saw a deterioration of performance in the second half, with the subprime loan crisis undermining the confidence of even the most resolute investors. After reaching a record high in July, the predominately large cap S&P 500 Index gave back all its gains and returned -1.37% for the six months ended December 31. The small cap S&P 600 Index fared even worse, returning -8.16% during the period, and the S&P MidCap 400 Index returned

-3.57%. In the bond markets, nearly every bond sector was punished except for the high quality investment-grade sector, as investors staged a protracted flight to quality. For example, the investment-grade Lehman Aggregate Bond Index returned 5.94% in the second half, while the Merrill Lynch US High Yield Master Index (below investment-grade bonds) was down 0.84%.

Such volatility was hard for investors to stomach, and some were tempted to cash out and sit on the sidelines. At IMS Capital Management, we believe this is no time to abandon stocks. The only way we have found to achieve meaningful long-term capital appreciation is to accept some short-term volatility along the way. Financial markets do not move in a straight line, and risk and uncertainty will always be a part of the investment process. The key is to maintain a long-term perspective.

Market rallies can be swift and strong and just a few continuous days of up market returns can erase the declines you may have experienced in the last year. We firmly believe that all the underpinnings of a market recovery are in place and that once that starts it will reward those who remain invested. Although there is no guarantee that history will repeat itself, past market declines have all been eventually followed by market recoveries.

Fund News

Assets in the IMS Funds grew by approximately $10 million in 2007. Despite market volatility during the reporting period, the Funds did get their fair share of media exposure. On November 16, Carl W. Marker was interviewed on Nightly Business Report during which the IMS Strategic Income Fund was profiled; and the IMS Strategic Income Fund was also featured in a November 1st article in Investment News by Jeff Benjamin.

In other Fund news, we are very pleased to announce that Joseph M. Ledgerwood, previously a senior equity analyst, has been named co-portfolio manager of the IMS Capital Value Fund; and Don Shute, previously a senior fixed income analyst, has been named co-portfolio manager of the IMS Strategic Income Fund. Going forward, both will be working alongside existing manager Carl W. Marker in managing the Funds. At the same time, Art Nunes, co-portfolio manager of the IMS Strategic Allocation Fund, has been named chief investment officer. Mr. Nunes has been serving as market strategist for IMS Capital Management over the last several years, so becoming chief investment officer is a natural transition for him. You may have seen him give market commentary on CNBC recently, as he has appeared twice a month on average at around 7:05 am Pacific Time. To view archives of Mr. Nunes’ appearances, simply visit www.cnbc.com and enter “Art Nunes” in the video search box.

Please take some time to read the following pages, as they contain details about how each of the IMS Funds performed during the reporting period. If you have questions, we encourage you to contact us at 1-800-408-8014, or visit our website at www.imscapital.com.

Thank you for your continuing investment in the IMS Funds.

Sincerely,

Carl W. Marker	Art Nunes
Founder and President	Chief Investment Officer and Portfolio Manager
IMS Capital Management	IMS Capital Management

Past performance is no guarantee of future results. The general market views expressed in this report reflect the opinions of IMS Capital Management and are not intended to predict or forecast the performance of any securities market, index or fund mentioned. Information that specifically applies to the IMS Funds is contained in the following pages.

IMS Capital Value Fund

Management’s Discussion and Analysis

Dear Shareholder:

The IMS Capital Value Fund returned -10.53% for the six months ended December 31, 2007 and 0.37% for the calendar year. This compares to the benchmark S&P MidCap 400 Index, which returned -3.57% for the six months and 7.97% for the year, and also to the Russell MidCap Value Index, which returned -9.30% for the six months and -1.42% for the year.

Performance Overview

There were two broad trends that played out over the course of the reporting period that affected Fund performance. The first was the credit crunch that removed the takeout premium most mid cap stocks enjoyed throughout the first half of the year. “Take out premium” refers to the appreciating influence mergers and acquisitions have on stock prices as a result of cheap financing. As financing grew tighter in the second half, large companies were less likely to purchase small and mid cap companies using debt. They were also less likely to use their cash (if they had it) for the same reason.

The other trend that affected performance was investors’ shifting preference for growth stocks over value. Every calendar year since the bear market of 2000-2002, value stocks have generally outperformed growth stocks, but that trend started to change in 2007, and growth stocks overtook value stocks. The example below illustrates the returns of growth and value stocks on the S&P MidCap 400 Index during the reporting period, but growth stocks also outperformed value stocks on the small and large cap S&P indices as well. If you consider that many of the stocks in the IMS Capital Value Fund have a value bias, it helps explain performance during the reporting period.

For the six months ending December 31, 2007

S&P 400 Pure Growth: -2.18%

S&P 400 Pure Value: -10.91%

Sectors and Stocks that Suffered

The last six months proved a difficult period for the Fund, but there were some sectors that hurt performance more than others. Health care was one such example. Although health care generated a positive return on the S&P MidCap 400 Index, the health care stocks held by the Fund were down on average. King Pharmaceuticals (KG), as an example, was down almost 50% for the period when it suffered missed earnings, a lost patent case, delays in drug testing and analyst downgrades. This is a stock we have owned and liked for several years, and we were disappointed with its most recent performance.

Consumer staples also hurt the Fund during the reporting period. The Fund’s stocks in this sector were down 26% on average versus -2% on the S&P MidCap 400 Index. For example, consumer staple stock Rite Aid (RAD) was down over 56% for the period due to missed earnings estimates and lower future earnings expectations. We are currently re-evaluating the long-term prospects of this holding.

Lastly, our technology stocks held back returns. In general, large cap technology stocks were up during the period, but the mid cap stocks on the benchmark actually declined by 4%, which hurt stocks in the Fund. For example, Amkor Technology (AMKR), which tests and assembles semi conductors, was off almost 46% for the period. The company missed third quarter sales estimates and gave fourth quarter estimates that were below consensus expectations.

Sectors and Stocks that Helped

Of course, it was not all gloom and doom in the Fund. Several stocks and sectors contributed positively to performance during the reporting period, such as basic materials. The Fund’s basic materials holdings were up 22.72% compared to those on the benchmark, which were up just 2.11%. This performance was particularly noteworthy considering the Fund had a lesser weighting in basic materials than did the benchmark, by about 4%. One standout stock in this sector was Lyondell Chemical (LYO), which gained 29% for the period after it was acquired by Dutch chemical company Bassell. Prior to being acquired, Lyondell was a leading manufacturer of chemicals and plastics as well as a refiner of heavy, high sulfur crude oil and a producer of fuel products.

The consumer cyclicals sector was another positive contributor to performance. The Fund’s holdings in this sector were down on average 4.24% during the period versus the S&P 400’s sector weighting, which was down almost four times as much at -16.80%. One of our best performing stocks was a consumer stock, although from the staples side: Pepsi Americas (PAS) was up 35% for the period. The majority of the stock’s gains were realized in the third quarter due to increased 2007 guidance, better than expected third quarter earnings and better than expected earnings from expanded operations in Central Europe.

Lastly, energy has been an area that has continued to outperform most other market sectors over the last few years, so we decided to beef up our weighting in this area by roughly 3%. One energy stock we own is Massey Energy (MEE), which was up 51% for the period. The company benefited from higher oil prices because, as a coal producer, Massey gains a cost advantage as other types of energy rise in price, spurring demand. During the reporting period, Massey saw stronger than expected international demand for coal, increased its dividend, acquired more coal reserves, resolved legal issues and enjoyed solid third quarter revenue growth.

Below, for your interest, are highlights of the Fund’s top security weightings and the sectors they represented as of December 31, 2007. A more complete listing of the Fund’s investments is shown in the Schedule of Investments section of this report.

Name	% of Portfolio	Sector
Service Corp. International	5.66%	Consumer Cyclical
Helmerich & Payne	3.01%	Energy
Del Monte	2.69%	Consumer Staple
Teco Energy	2.66%	Utility
Safeway	2.50%	Consumer Staple

We understand that this is a challenging environment for investors. Before taking any action in a volatile market climate, ask yourself whether you are reacting to short-term market movements or following your long-term strategy, and the answer will help you maintain proper perspective. If you have questions, do not hesitate to call us. We would be happy to discuss and evaluate your investment goals and objectives.

In the meantime, we will continue to seek stocks that we believe are seasoned, undervalued and demonstrating signs of positive momentum. Thank you for your investment in the IMS Capital Value Fund.

Sincerely,

Carl W. Marker

Portfolio Manager

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling Shareholder Services at 1-800-934-5550.

*	Return figures reflect any change in price per share and assume the reinvestment of all distributions.

** The Fund is replacing its former benchmark, the Russell Midcap® Value Index, with a new benchmark, the S&P MidCap 400 Index because the advisor believes that this new benchmark more accurately reflects the Fund’s portfolio as it measures the performance of the stock of mid capitalization companies. The indices are unmanaged benchmarks that assume reinvestment of all distributions and exclude the effect of taxes and fees. The S&P 500 Index, S&P MidCap 400 Index and Russell Mid-Cap Value Index are widely recognized unmanaged indices of equity prices and are representative of a broader market and range of securities than are found in the Fund’s portfolio. Individuals cannot invest directly in these indices; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

The chart above assumes an initial investment of $10,000 made on January 1, 1998 and held through December 31, 2007. The chart also assumes reinvestment of all dividends and distributions on the reinvestment dates during the period. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

IMS Strategic Income Fund

Management’s Discussion and Analysis

Dear Shareholder,

The IMS Strategic Income Fund returned -5.92% for the six months ended December 31, 2007.  This is disappointing versus the 5.94% for the Lehman Aggregate Bond Index (investment-grade bonds), 3.81% for the Merrill Lynch US Corporate Master Index, (investment-grade bonds) and -0.84% for the Merrill Lynch High Yield Master Index (below investment-grade bonds) over the same period.   Total annualized return over the life of the Fund is still attractive at 8.56%.

The IMS investment team expected a slowdown in the second half of 2007 and in 2008, but not a recession. So far this has been true. But the mortgage and high yield bond losses in banks, brokers and other financial institutions have been wider and deeper than most anyone expected. We note that the IMS Strategic Income Fund had NO low quality mortgage bonds or other structures that were at the root of the subprime loan crisis. Our holdings of “hard asset” and foreign bonds performed well as the US dollar fell. However, the Fund was hurt during the reporting period by holdings in a mortgage REIT, several high yield bonds, bank stocks and business development companies.

Looking at performance by sector, international bonds and income trusts gave the best total returns on a falling US dollar and high income. National Steel bond (integrated steel in Brazil) gained 5.1% plus coupon, and Medical Facilities Income Fund (specialty hospitals) gained 17.1% plus dividends. Investment-grade bonds also did well, but our weighting was only in the 6-7% range.

Business development companies and our one mortgage REIT had the worst sector performance, but fortunately were a small part of the portfolio. MCGC fell 28% and Allied Capital fell 31% (before dividends) as investors presumed their lending and capital markets activities would suffer in the current economic slowdown. Thornburg Mortgage REIT fell 60%, at which point we sold it to await visibility on writedowns and dividend resumption. Reverse convertibles did poorly as a group because the two underlying airline holdings (Jet Blue and AMR) fell on higher than expected oil costs. In common stocks, bulk shippers did well (Quintana up 45%), but our bottom fishing in financials proved too early, as Citigroup (-38%) and Washington Mutual (-62%) fell after we bought them.

How is the Strategic Income Fund taking best advantage of the current environment? The bad news is that the credit cycle has turned, defaults are rising and the market is staging a much more significant flight to safety than company operating results would suggest. The good news is that the price of credit is going up, and we can find better value than six months ago. Most of the companies in the portfolio are still doing well, even if repriced to lower levels. Portfolio yield is up. As cash becomes available from maturity, calls or defensive sells, we are investing at higher quality than a year ago, to get similar yield. We have avoided the ultimate “fear” trade of buying treasury bonds because relative to inflation, real yields and value are low. We are also repositioning our common stocks to take more consideration of technical trends. Volatility of both bond and stock prices is now closer to long-term averages than during 2003-2006, when they were unusually low. We think this makes it even more important for an income portfolio to be widely diversified and flexible, for best results over time.

As with each shareholder report, below please find the largest sector weightings in the Fund as of December 31, 2007:

Five largest sectors	% of Portfolio
High yield bonds	41%
International debt	14%
Reverse convertibles	8%
Common stocks	8%
Investment-grade bonds	6%

As always, we seek to balance the Fund’s goal of delivering high current income with a relatively stable share price by investing in income-producing securities that we believe will prosper in the prevailing economic and interest rate environment.

Sincerely,

Carl W. Marker

Portfolio Manager

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling Shareholder Services at 1-800-934-5550.

* Return figures reflect any change in price per share and assume the reinvestment of all distributions.

** The Fund is replacing its former benchmark, the Merrill Lynch U.S. Corporate Master Index, with a new broad-based index, the Lehman Brothers Aggregate Bond Index, and a peer group benchmark, the Lipper Income Fund Category, because the Fund’s advisor believes that these new benchmarks more accurately reflect the Fund’s portfolio since these benchmarks have a broader mix of assets than the old benchmark. The indices are unmanaged benchmarks that assume reinvestment of all distributions and exclude the effect of taxes and fees. The Merrill Lynch US Corporate Master Index and the Lehman Brothers Aggregate Bond Index are widely recognized unmanaged indices of fixed income prices and are representative of a broader market and range of securities than are found in the Fund’s portfolio. Individuals cannot invest directly in these indices; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

*** The Lipper index represents a simple average of all funds within a given Lipper classification.

The chart above assumes an initial investment of $10,000 made on November 5, 2002 (commencement of Fund operations) and held through December 31, 2007. The chart also assumes reinvestment of all dividends and distributions on the reinvestment dates during the period. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

IMS Strategic Allocation Fund

Management’s Discussion and Analysis

Dear Shareholder,

The IMS Strategic Allocation Fund was down 4.51% for the six months ending December 31, 2007, compared to the Fund’s benchmark, the Dow Jones U.S. Moderate Relative Risk Index, which was down 0.69%.

In the last half of 2007, the financial markets were characterized by increased volatility and economic uncertainty. These factors led to several major shifts in investor preference during the reporting period that adversely impacted the Fund’s relative performance. First, we saw a “flight to quality” in the fixed income markets as investors fled most types of bonds in favor of investment-grade securities. Declining interest rates in the second half of the year boosted the total return for investment-grade bonds as evidenced by the 5.94% return of the Lehman Aggregate Bond Index during the period. In contrast, the Merrill Lynch US High Yield Master (an index of lower quality or below investment-grade bonds) was down 0.84%, which held back returns, since the Fund’s fixed income allocation emphasized high yield bonds for most of the period.

In the equity markets, investors favored growth stocks over value stocks and larger caps over smaller caps. In fact, the equity style and market cap exposure of a portfolio may have made the difference between making money and losing money for the entire year. The Fund’s equity allocation emphasized value stocks for much of the reporting period, which hurt its relative performance.

As usual, there were several new developments that surfaced during the reporting period that were not widely anticipated and led to the aforementioned shifts in investor preference. The U.S. housing boom ended abruptly in 2007 after several years of record price gains. Residential home prices flattened in most markets and declined in several others. The impact of the housing recession was being digested by the financial markets in an orderly fashion until a new and unexpected problem surfaced and spread outside of the housing industry to Wall Street – and then reverberated globally. This problem centered on a category of investments called mortgage-backed securities that few outside of the investment industry had even heard of before last year. The rapid pace of foreclosures among “sub-prime” mortgage borrowers - and the fear that they would accelerate in the year ahead - sent the prices of securities backed by these mortgages plunging. Since many major financial institutions around the world made substantial investments in these vehicles, the contagion was far reaching, causing massive write-downs, declining returns and a spillover effect that caused widespread turmoil in the credit markets.

The problems in the housing and financial sectors translated into a more uncertain economic outlook, which resulted in a dramatic increase of volatility across the stock and bond markets during the period. For example, the Chicago Board Options Exchange Volatility Index (VIX) started the year at a record low level but then surged to its highest level since 2002.

We responded to the shifting market conditions by initiating trades we thought would benefit the Fund:

•	In early September we reduced the Fund’s fixed income allocation by taking profits in the iShares Lehman 20+ year Treasury Bond ETF. This lowered the Fund’s fixed income allocation to 31%.
•

The fixed income sales proceeds were used primarily to purchase equity ETFs in the large cap growth, mid cap growth, small cap growth, emerging markets and REIT market sectors, increasing the Fund’s equity allocation to 69%.

•

In November we increased the Fund’s international stock weighting by about 13% and in early December we increased its mid/large cap growth stock allocation by 16%. The source of funds for these investments was a result of reducing the Fund’s REIT and value stock holdings.

Below for your interest are the top five asset allocations as of December 31, 2007, as measured by the underlying securities of the mutual funds and ETFs owned by the IMS Strategic Allocation Fund. A more complete listing of portfolio holdings is contained in the Schedule of Investments section of this report.

Top Five Asset Allocations as of December 31, 2007

Asset Category	% of Portfolio

International Stocks	18%
Mid Cap Growth Stocks	16%
High Yield Bonds	15%
Large Cap Growth Stocks	14%
Mid Cap Value Stocks	10%

Market outlook

At year end there were many forecasts on Wall Street that called for an imminent recession accompanied by rising inflation and interest rates. The term coined for this condition in the 1970s was “stagflation.” It is widely feared because the last time the U.S. economy experienced stagflation, investors suffered through one of the worst bear markets in history. The reality is that no one can accurately forecast recessions except with 20/20 hindsight. Even if it were possible to forecast recessions, it really wouldn’t help investors make sound investment decisions because stocks have been known to go up during recessions and stocks have been known to go down.

We at IMS do not believe today’s volatility will turn into a bear market. Historically, bear markets have begun when markets have experienced high stock valuations, euphoric investor sentiment and poor monetary conditions (i.e., high and rising interest rates and shrinking money supply). Today’s market conditions are just the opposite as stock valuations are low, investor sentiment is bearish and monetary conditions are very good to improving. We think this bodes well for the future of the stock market. We understand that the current environment may be challenging, but we recommend that you maintain a long-term perspective.

As always, we appreciate your investment in the IMS Strategic Allocation Fund and we will work hard to maintain your confidence in the months and years ahead.

Sincerely,

Art Nunes	Carl W. Marker
Co-Portfolio Manager	Co-Portfolio Manager

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling shareholder services at 1-800-934-5550.

* Return figures reflect any change in price per share and assume the reinvestment of all distributions.

** The index is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees. The Dow Jones US Moderate Relative Risk Index represents a diversified portfolio of U.S. stocks, bonds and cash, and seeks to capture 60% of the risk of the stock market. The Index assumes reinvestment of all distributions. Although the stock, bond and cash allocations will be approximately 60/35/5, they will vary from month to month based on the risk and correlation of the three asset classes. The Index's equity allocation is weighted equally among six Dow Jones stock indices (Large-Cap Growth, Large-Cap Value, Mid-Cap Growth, Mid-Cap Value, Small-Cap Growth, Small-Cap Value). The Index's fixed income allocation is equally weighted among three Lehman Brothers bond indices: Government Bond, Corporate Bond and Mortgage Bond. The Index's cash allocation is represented by the Lehman Brothers U.S. Treasury Bills:1-3 Months Index. Individuals cannot invest directly in these indices; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

*** The Lipper index represents a simple average of all funds within a given Lipper classification.

The chart above assumes an initial investment of $10,000 made on November 5, 2002 (commencement of Fund operations) and held through December 31, 2007. The chart also assumes reinvestment of all dividends and distributions on the reinvestment dates during the period. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Fund Holdings – (Unaudited)

1As a percent of net assets.

The Capital Value Fund invests primarily in the common stocks of mid-sized U.S. companies generally having a total market capitalization of $1 billion to $15 billion.

1As a percent of net assets.

The Strategic Income Fund’s advisor, IMS Capital Management, Inc., has the flexibility to invest in a broad range of income-producing securities in order to produce current income.

Fund Holdings – (Unaudited) - continued

1As a percent of net assets.

Based on its assessment of various segments of the market, the Advisor will shift the Strategic Allocation Fund’s assets among four broad classes: equities, fixed income, companies that invest in real estate (such as REITs) and cash equivalents.

Availability of Portfolio Schedule – (Unaudited)

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Qs are available at the SEC’s website at www.sec.gov. The Funds’ Form N-Qs may be reviewed and copied at the Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Summary of Funds’ Expenses – (Unaudited)

As a shareholder of the Funds, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2007 through December 31, 2007).

Actual Expenses

The first line of the table on page 13 provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant only to highlight your ongoing costs only and do not reflect any transactional costs, such as short-term redemption fees.  Therefore, the second line is only useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds.  In addition, if these transactions costs were included, your costs would have been higher.

* Expenses are equal to the Funds’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the partial year period). The annualized expense ratios for the Capital Value Fund, Strategic Income Fund, and the Strategic Allocation Fund were 1.48%, 1.56%, and 1.78%, respectively.

** Assumes a 5% annual return before expenses.

IMS Capital Value Fund

Schedule of Investments - (unaudited)
December 31, 2007

Common Stocks - 97.68%	Shares	Value

Banks & Financial Services - 6.86%
E*TRADE Financial Corp. (a)	670,300	$ 2,379,565
Huntington Bancshares, Inc.	211,900	3,127,644
Northern Trust Corp.	42,500	3,254,650
T. Rowe Price Group, Inc.	40,200	2,447,376
		11,209,235

Biological Products - 1.35%
Biogen Idec, Inc. (a)	38,600	2,197,112

Bituminous Coal & Lignite Surface Mining - 2.27%
Massey Energy Co.	103,800	3,710,850

Builders - 6.46%
Centex Corp.	69,500	1,755,570
M.D.C. Holdings, Inc.	44,200	1,641,146
Meritage Homes Corp. (a)	120,000	1,748,400
Pulte Homes, Inc.	121,400	1,279,556
The Ryland Group, Inc.	65,100	1,793,505
Toll Brothers, Inc. (a)	116,200	2,330,972
		10,549,149

Communications - 3.66%
CenturyTel, Inc.	86,700	3,594,582
Tellabs, Inc. (a)	365,200	2,388,408
		5,982,990

Computer & Office Equipment - 1.94%
Lexmark International, Inc. - Class A (a)	91,000	3,172,260

Computer Related Services & Equipment - 13.99%
Check Point Software Technologies, Ltd. (a)	182,200	4,001,112
Citrix Systems, Inc. (a)	101,200	3,846,612
Computer Sciences Corp. (a)	51,200	2,532,864
Emulex Corp. (a)	198,600	3,241,152
Intuit, Inc. (a)	114,600	3,622,506
United Online, Inc.	207,400	2,451,468
VeriSign, Inc. (a)	83,800	3,151,718
		22,847,432

Crude Petroleum & Natural Gas - 1.74%
Forest Oil Corp. (a)	56,000	2,847,040

Drilling Oil & Gas Wells - 3.02%
Helmerich & Payne, Inc.	122,900	4,924,603

Electrical Components - 3.90%
Avnet, Inc. (a)	92,500	3,234,725
OmniVision Technologies, Inc. (a)	200,500	3,137,825
		6,372,550

*See accompanying notes which are an integral part of these financial statements.

IMS Capital Value Fund

Schedule of Investments - (unaudited)
December 31, 2007

Common Stocks - 97.68% - continued	Shares	Value

Entertainment - 2.38%
Marvel Entertainment, Inc. (a)	145,300	$ 3,880,963

Financial Services - 1.89%
SEI Investments Co.	96,200	3,094,754

Food & Beverage - 6.34%
Del Monte Foods Co.	465,000	4,398,900
PepsiAmericas, Inc.	82,200	2,738,904
Tyson Foods, Inc. - Class A	209,900	3,217,767
		10,355,571

Healthcare - 7.62%
Apria Healthcare Group, Inc. (a)	126,200	2,722,134
Gentiva Health Services, Inc. (a)	169,500	3,227,280
Hillenbrand Industries, Inc.	64,700	3,605,731
LifePoint Hospitals, Inc. (a)	96,900	2,881,806
		12,436,951

Insurance - 4.82%
Aon Corp.	72,700	3,467,063
Lincoln National Corp.	29,500	1,717,490
Nationwide Financial Services, Inc. - Class A	59,500	2,678,095
		7,862,648

Personal Services - 8.74%
Equifax, Inc.	69,200	2,516,112
H&R Block, Inc.	135,200	2,510,664
Service Corporation International	657,800	9,242,090
		14,268,866

Pharmaceutical Goods - 5.61%
Biovail Corp.	197,300	2,655,658
King Pharmaceuticals, Inc. (a)	331,000	3,389,440
Watson Pharmaceuticals, Inc. (a)	114,800	3,115,672
		9,160,770

Plastic Products - 1.99%
Newell Rubbermaid, Inc.	125,500	3,247,940

Radiotelephone Communications - 2.03%
Leap Wireless International, Inc. (a)	70,900	3,306,776

Refuse Systems - 1.54%
Republic Services, Inc.	80,300	2,517,405

*See accompanying notes which are an integral part of these financial statements.

IMS Capital Value Fund

Schedule of Investments - (unaudited)
December 31, 2007

Common Stocks - 97.68% - continued	Shares	Value

Retail - 3.81%
Rite Aid Corp. (a)	766,000	$ 2,137,140
Safeway, Inc.	119,300	4,081,253
		6,218,393

Semiconductors & Related Devices - 1.73%
Amkor Technology, Inc. (a)	330,800	2,821,724

Trucking - 1.33%
YRC Worldwide, Inc. (a)	126,900	2,168,721

Utility - 2.66%
TECO Energy, Inc.	252,400	4,343,804

TOTAL COMMON STOCKS (Cost $143,608,581)		159,498,507

Income Trusts - 1.08%
Trinidad Energy Services Income Trust	165,000	1,767,111

TOTAL INCOME TRUSTS (Cost $1,737,904)		1,767,111

Money Market Securities - 1.28%
Federated Prime Obligations Fund - Institutional Shares, 4.84% (b)	2,088,609	2,088,609

TOTAL MONEY MARKET SECURITIES (Cost $2,088,609)		2,088,609

TOTAL INVESTMENTS (Cost $147,435,094) - 100.04%		$ 163,354,227

Liabilities in excess of other assets - (0.04)%		(67,952)

TOTAL NET ASSETS - 100.00%		$ 163,286,275

(a) Non-income producing.
(b) Variable rate security; the rate shown represents the yield at December 31, 2007.

*See accompanying notes which are an integral part of these financial statements.

IMS Strategic Income Fund

Schedule of Investments
December 31, 2007 - (unaudited)

Common Stocks - 12.84%	Shares	Value

Deep Sea Foreign Transportation of Freight - 4.37%
Arlington Tankers, Ltd.	36,900	$ 816,597
Double Hull Tankers, Inc.	61,000	746,640
Eagle Bulk Shipping, Inc.	44,500	1,181,475
Quintana Maritime, Ltd.	75,000	1,723,500
		4,468,212

Electric Services - 2.42%
Energy East Corp.	38,400	1,044,864
Pepco Holdings, Inc.	20,200	592,466
Pinnacle West Capital Corp.	19,700	835,477
		2,472,807

Food & Beverage - 0.72%
B&G Foods, Inc.	41,000	732,260

Food and Kindred Products - 0.99%
ConAgra Foods, Inc.	42,700	1,015,833

National Commercial Banks - 1.26%
Citigroup, Inc.	22,500	662,400
Huntington Bancshares, Inc.	42,400	625,824
		1,288,224

Pharmaceutical Preparations - 0.92%
Pfizer, Inc.	41,400	941,022

Savings Institution, Federally Chartered - 0.40%
Washington Mutual, Inc.	30,000	408,300

Services - 0.88%
Bally Total Fitness Holding Corp. (a)	2,667	427
Traffix, Inc.	147,600	903,312
		903,739

Telephone Communications - 0.88%
Telecom Corporation of New Zealand, Ltd. (b)	54,471	904,763

TOTAL COMMON STOCKS (Cost $14,134,915)		13,135,160

Investment Companies - 1.61%

Allied Capital Corp.	32,000	688,000
MCG Capital Corp.	83,000	961,970

TOTAL INVESTMENT COMPANIES (Cost $2,427,842)		1,649,970

*See accompanying notes which are an integral part of these financial statements.

IMS Strategic Income Fund

Schedule of Investments - (continued)
December 31, 2007 - (unaudited)

Preferred Securities - 4.34%	Shares	Value

Preferred Securities - 3.18%
Dillards Capital Trust I, 7.500%	41,700	$ 771,867
Hillman Group Capital Trust, 11.600%	49,400	1,435,070
Western United Holding, 6.260% (a) (c)	74,836	1,047,704
		3,254,641

Convertible Preferred Securities - 1.16%
Felcor Lodging Trust, Inc., $1.95	57,400	1,183,588

TOTAL PREFERRED SECURITIES (Cost $5,104,512)		4,438,229

Income Trusts - 9.51%

Oil Royalty Trusts - 6.37%
Bonavista Energy Trust	47,800	1,380,313
BP Prudhoe Bay Royalty Trust	15,000	1,203,000
Canetic Resources Trust	67,800	910,554
Eveready Income Fund	180,000	727,696
Harvest Energy Trust	35,000	726,950
Penn West Energy Trust	30,100	782,600
Trilogy Energy Trust	112,000	783,832
		6,514,945

Business Trusts - 2.41%
Keystone North America, Inc.	158,000	1,275,911
Sun Gro Horticulture Income Fund	148,000	1,190,658
		2,466,569

Real Estate Investment Trusts - 0.73%

Thornburg Mortgage, Inc.	81,000	748,440

TOTAL INCOME TRUSTS (Cost $9,890,850)		9,729,954

*See accompanying notes which are an integral part of these financial statements.

IMS Strategic Income Fund

Schedule of Investments - (continued)
December 31, 2007 - (unaudited)

	Principal
Corporate Bonds - 41.05%	Amount	Value

Alltel Corp., 7.875%, 07/01/2032	$ 1,750,000	$ 1,347,500
American Airlines, Inc., 9.730%, 09/29/2014 (d)	1,300,000	1,313,000
Amkor Technologies, Inc., 9.250%, 06/01/2016	1,600,000	1,612,000
Associated Materials, Inc., 11.250%, 03/01/2014 (e)	3,200,000	2,064,000
Atlantic Express Transportation Corp., 12.445%, 04/15/2012 (e)	1,500,000	1,256,250
Bally Total Fitness Holding Corp., 13.000%, 07/15/2011	1,052,500	1,041,975
Bridgemill Finance LLC, 8.000%, 07/15/2017 (f)	1,400,000	1,358,000
CCH I LLC, 11.000%, 10/01/2015	1,761,000	1,444,020
Cenveo Corp., 7.875%, 12/01/2013	1,500,000	1,344,375
Eurofresh, Inc., 11.500%, 01/15/2013 (f)	2,500,000	1,512,500
Evergreen International Aviation, Inc., 12.000%, 05/15/2010	1,000,000	1,030,000
Exide Technologies, Inc., 10.500%, 03/15/2013	2,250,000	2,261,250
Finlay Fine Jewelry Corp., 8.375%, 06/01/2012	800,000	472,000
Forster Drilling Corp., 10.000%, 01/15/2013 (f)	1,000,000	962,030
Intcomex, Inc., 11.750%, 01/15/2011	2,100,000	2,163,000
J.B. Poindexter & Co., 8.750%, 03/15/2014	2,000,000	1,685,000
Lehman Brothers Holding, 8.500%, 05/23/2022 (e)	1,000,000	992,250
Leiner Health Products, Inc., 11.000%, 06/01/2012	1,500,000	1,027,500
Lucent Technologies, Inc., 6.450%, 03/15/2029	2,000,000	1,662,500
Mercer International, Inc., 9.250%, 02/15/2013	1,750,000	1,610,000
North Atlantic Trading Co. Inc., 10.000%, 03/01/2012 (f)	2,000,000	1,850,000
O&G Leasing, LLC, 9.250%, 01/15/2012 (f)	1,075,000	1,053,500
O&G Leasing, LLC, 9.250%, 05/15/2012 (f)	940,000	921,200
Plaza Land Condo Association, 8.000%, 10/15/2026 (f)	420,000	425,077
Ply Gem Industries, Inc., 9.000%, 02/15/2012	3,000,000	2,340,000
Remington Arms Co., 10.500%, 02/01/2011	1,200,000	1,194,000
Revlon Consumer Products, 8.625%, 02/01/2008	2,000,000	1,997,500
Rite Aid Corp., 9.500%, 06/15/2017	1,800,000	1,498,500
Wise Metals Group, LLC, 10.250%, 05/15/2012	1,500,000	1,425,000
Ziff Davis Media, Inc., 10.911%, 05/01/2012 (e)	1,200,000	1,128,000

TOTAL CORPORATE BONDS (Cost $47,418,245)		41,991,927

*See accompanying notes which are an integral part of these financial statements.

IMS Strategic Income Fund

Schedule of Investments - (continued)
December 31, 2007 - (unaudited)

	Principal
	Amount	Value

Reverse Convertible Corporate Bonds - 7.38%

ABN Amro Bank, 9.000%, 03/07/2008 convertible to AstraZeneca PLC	$1,400,000	$1,102,500
Barclays Bank plc, 14.600%, 03/20/2008 convertible to JetBlue Airways Corp.	900,000	491,760
HSBC USA, Inc., 12.150%, 02/14/2008 convertible to Alcoa, Inc.	1,400,000	1,403,574
JPMorgan Chase Bank NA, 16.100%, 06/30/2008 convertible to AMR Corp.	1,500,000	913,200
Lehman Brothers Holdings, 15.700%, 08/02/2008 convertible to RTI International Metals, Inc.	1,500,000	1,432,950
Lehman Brothers Holdings, 11.600%, 05/01/2008 convertible to Joy Global, Inc.	1,000,000	1,024,500
Royal Bank of Canada, 16.100%, 03/25/2008 convertible to General Motors Corp.	1,300,000	1,183,000

TOTAL REVERSE CONVERTIBLE CORPORATE BONDS (Cost $9,000,000)		7,551,484

Foreign Bonds Denominated in US Dollars - 18.69%

AES Dominicana Energia Finance S.A., 11.000%, 12/13/2015 (f)	1,900,000	1,900,000
BNP Paribas, 9.250%, 10/26/2027 (e)	1,700,000	1,685,125
Crystallex International Corp., 9.375%, 12/30/2011	1,200,000	984,000
Earls Eight Ltd., 6.500%, 12/31/2012 (f)	1,825,000	1,596,875
Fairfax Financial Holdings, Ltd., 7.375%, 04/15/2018	1,525,000	1,435,406
Fortis Bank Luxembourg Finance S.A., 7.500%, 04/06/2020 (e)	1,000,000	920,000
Industrias Unidas, 11.500%, 11/15/2016 (f)	2,250,000	1,856,250
International Bank Recon and Development, 8.500%, 11/29/2027 (e)	1,200,000	1,177,500
Katanga Mining, Ltd., 14.000%, 11/30/2013	1,628,295	1,636,544
Maxcom Telecomunicaciones S.A. de C.V., 11.000%, 12/15/2014 (f)	1,300,000	1,358,500
National Steel, 9.875%, 02/09/2011	2,000,000	2,116,300
New Asat (Finance), Ltd., 9.250%, 02/01/2011	1,500,000	1,211,250
Tarjeta Naranja S.A., 15.500%, 11/29/2011 (e)	1,000,000	882,382
Transtel Int. FRN, 0.00%, 02/14/2014 (f)	733,761	355,874

TOTAL FOREIGN BONDS DENOMINATED IN US DOLLARS (Cost $17,929,383)		19,116,006

Certificates of Deposit - 0.12%

Summit Securities CD, 8.50%, 11/29/2007 (a) (g)	250,000	55,088
Summit Securities CD, 8.50%, 12/26/2007 (a) (g)	300,000	66,105

TOTAL CERTIFICATES OF DEPOSIT (Cost $517,195)		121,193

	Shares
Money Market Securities - 3.16%

Federated Prime Obligations Fund - Institutional Shares, 4.84% (e)	3,231,419	3,231,419

TOTAL MONEY MARKET SECURITIES (Cost $3,231,419)		3,231,419

Warrants - 1.51%

Republic of Venezuela, Strike $26 (U.S. Dollar), 04/15/2020	32,000	1,176,000
Republic of Venezuela, Strike $26 (U.S. Dollar), 04/15/2020	10,000	367,500

TOTAL WARRANTS (Cost $1,570,000)		1,543,500

TOTAL INVESTMENTS (Cost $111,224,361) - 100.21%		102,508,842

Liabilities in excess of other assets - (0.21)%		(215,067)

TOTAL NET ASSETS - 100.00%		$ 102,293,775

(a) Non-income producing.

(b) American Depositary Receipt.

(c) As of December 31, 2007, subsidiary companies have filed bankruptcy. This security is currently valued according to fair value procedures approved by the Trust.

d) Asset-backed security.

(e) Variable rate security; the rate shown represents the rate at December 31, 2007.

(f) Restricted security purchased pursuant to Rule 144A of the Securities Act of 1933.

(g) As of December 31, 2007, company has filed bankruptcy. All interest and principal payments have been halted. This security is currently valued according to fair value procedures approved by the Trust.

*See accompanying notes which are an integral part of these financial statements.

IMS Strategic Allocation Fund
Schedule of Investments - (unaudited)
December 31, 2007

	Principal
Corporate Bonds - 14.44%	Amount	Value

American Airlines, Inc., 9.730%, 09/29/2014 (a)	$ 200,000	$ 202,000
Amkor Technologies, Inc., 9.250%, 06/01/2016	200,000	201,500
Associated Materials, Inc., 11.250%, 03/1/2014 (b)	300,000	193,500
CCH I LLC, 11.000%, 10/01/2015	272,000	223,040
Cenveo Corp., 7.875%, 12/01/2013	200,000	179,250
Evergreen International Aviation, 12.000%, 05/15/2010	260,000	267,800
Exide Technologies, 10.500%, 03/15/2013	250,000	251,250
Leiner Health Products, Inc., 11.000%, 06/01/2012	200,000	137,000
Lucent Technologies, Inc., 6.450%, 03/15/2029	400,000	332,500
Mercer International, Inc., 9.250%, 02/15/2013	200,000	184,000
O&G Leasing, LLC, 15.000%, 05/15/2012 (c)	200,000	196,000
Ply Gem Industries, Inc., 9.000%, 02/15/2012	250,000	195,000
Remington Arms Co., 10.500%, 02/01/2011	200,000	199,000

TOTAL CORPORATE BONDS (Cost $2,895,297)		2,761,840

Reverse Convertible Corporate Bonds - 2.35%

ABN Amro Bank, 9.000%, 03/07/2008 convertible to AstraZeneca PLC	200,000	157,500
Barclays Bank PLC, 14.600%, 03/20/2008 convertible to JetBlue Airways Corp.	200,000	109,280
Royal Bank of Canada, 16.100%, 03/25/2008 convertible to General Motors Corp.	200,000	182,000

TOTAL REVERSE CONVERTIBLE CORPORATE BONDS (Cost $600,000)		448,780

Foreign Bonds Denominated in US Dollars - 3.51%

BNP Paribas S.A., 8.375%, 10/26/2021	300,000	297,525
Industrias Unidas, 11.500%, 11/15/2016	200,000	165,000
Maxcom Telecomunicaciones S.A. de C.V., 11.000%, 12/15/2014 (f)	200,000	209,000

TOTAL FOREIGN BONDS DENOMINATED IN US DOLLARS (Cost $685,322)		671,525

Exchange-Traded Funds - 69.86%	Shares

iShares Dow Jones U.S. Healthcare Providers Index	3,150	199,175
iShares Dow Jones U.S. Home Construction Index Fund	16,400	289,132
iShares Morningstar Mid Growth Index Fund	4,800	480,432
iShares MSCI Emerging Markets Index	8,000	1,202,400
iShares S&P 500 Value Index Fund	17,900	1,366,844
iShares S&P MidCap 400 Growth Index Fund	10,600	944,672
iShares S&P MidCap 400 Value Index Fund	12,500	994,500
iShares S&P SmallCap 600 Growth Index Fund	3,300	445,041
PowerShares DWA Technical Leaders Portfolio	72,000	1,964,880
PowerShares QQQ	24,100	1,234,402
Rydex S&P Equal Weight Energy Fund	3,700	252,969
Rydex S&P Equal Weight Fund	35,400	1,670,172
Vanguard FTSE All-World Ex-U.S. Index Fund	39,500	2,315,056

TOTAL EXCHANGE-TRADED FUNDS (Cost $12,475,745)		13,359,675

Closed-End Mutual Funds - 2.20%

AllianceBernstein Global High Income Fund, Inc.	33,392	421,073

TOTAL CLOSED-END MUTUAL FUNDS (Cost $426,692)		421,073

*See accompanying notes which are an integral part of these financial statements.

IMS Strategic Allocation Fund

Schedule of Investments - (unaudited)
December 31, 2007

Real Estate Investment Trusts - 1.05%	Shares	Value

Lakeview Hotel Real Estate Investment Trust	57,400	$ 201,230

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $185,461)		201,230

Money Market Securities - 6.12%

Federated Prime Obligations Fund - Institutional Shares, 4.84% (b)	1,169,650	1,169,650

TOTAL MONEY MARKET SECURITIES (Cost $1,169,650)		1,169,650

TOTAL INVESTMENTS (Cost $18,438,167) - 99.53%		$ 19,033,773

Other assets less liabilities - 0.47%		89,541

TOTAL NET ASSETS - 100.00%		$ 19,123,314

a) Asset -backed security.

(b) Variable rate security; the rate shown represents the coupon at December 31, 2007.

(c) Restricted security purchased pursuant to Rule 144A of the Securities Act of 1933.

*See accompanying notes which are an integral part of these financial statements.

IMS Family of Funds
Statements of Assets and Liabilities (unaudited)
December 31, 2007

	IMS Capital Value Fund	IMS Strategic Income Fund	IMS Strategic Allocation Fund

Assets
Investments in securities:
At cost	$ 147,435,094	$ 111,224,361	$ 18,438,167
At value	$ 163,354,227	$ 102,508,842	$ 19,033,773

Dividends receivable	177,617	172,051	49,665
Receivable for fund shares sold	74,558	39,662	787
Prepaid expenses	22,571	20,664	2,831
Interest receivable	13,420	1,629,535	74,591
Total assets	163,642,393	104,370,754	19,161,647

Liabilities
Payable to advisor (a)	176,553	113,371	20,571
Accrued expenses	13,800	14,304	10,191
Payable to administrator, fund accountant, & transfer agent	46,911	25,294	5,132
Payable to trustees and officers	1,993	1,498	1,498
Payable to custodian	2,997	13,790	941
Payable for fund shares redeemed	113,864	180,131	-
Payable for investments purchased	-	1,728,591	-
Total liabilities	356,118	2,076,979	38,333

Net Assets	$ 163,286,275	$ 102,293,775	$ 19,123,314

Net Assets consist of:
Paid in capital	$ 139,693,209	$ 112,501,760	$ 17,268,573
Accumulated undistributed net investment income	6,908	2,624	148,460
Accumulated net realized gain (loss) on investments	7,667,025	(1,495,045)	1,113,103
Net unrealized appreciation (depreciation) on investments and currency	15,919,133	(8,715,564)	593,178

Net Assets	$ 163,286,275	$ 102,293,775	$ 19,123,314

Shares outstanding	8,378,330	10,173,886	1,546,083
(unlimited number of shares authorized)

Net asset value and offering
price per share	$ 19.49	$ 10.05	$ 12.37

Redemption price per share (b)	$ 19.39	$ 10.00	$ 12.31

(a) See Note 3 in the Notes to the Financial Statements.

(b) The redemption price per share reflects a redemption fee of 0.50% on shares redeemed within 90 days of purchase.

*See accompanying notes which are an integral part of these financial statements.

IMS Family of Funds
Statements of Operations (unaudited)
For the six month period ended December 31, 2007

	IMS Capital Value Fund	IMS Strategic Income Fund	IMS Strategic Allocation Fund

Investment Income
Dividend income (net of foreign withholding tax of $28,398, $100,553, and $957, respectively)	$ 1,026,680	$ 1,545,035	$ 168,084
Interest income	303,074	4,277,860	302,571
Total Income	1,329,754	5,822,895	470,655

Expenses
Investment advisor fees (a)	1,097,108	713,255	125,177
Administration expenses	111,130	67,733	11,950
Transfer agent expenses	66,522	24,796	10,883
Custodian expenses	10,709	32,062	2,412
Registration expenses	10,542	12,033	2,838
Printing expenses	8,547	4,273	754
Insurance expenses	6,674	4,099	1,017
Legal expenses	6,536	7,540	7,038
Audit expenses	5,279	6,033	6,033
Trustee expenses	2,765	2,246	2,246
CCO expenses	2,552	2,577	2,578
Pricing expenses	2,412	5,181	2,462
Miscellaneous expenses	219	2,412	1,408
Total expenses before waiver of fees	1,330,995	884,240	176,796
Waived advisory fees (a)	(8,149)	-	-
Net expenses	1,322,846	884,240	176,796
Net Investment Income	6,908	4,938,655	293,859

Realized & Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on investment securities	7,710,939	(1,496,677)	1,208,253
Net realized gain on foreign currency transactions	-	1,987	-
Capital gain dividends from investments	-	-	7,279
Change in unrealized appreciation (depreciation) on investments	(27,926,874)	(10,453,978)	(2,429,216)
Change in unrealized appreciation (depreciation) on
foreign currency transactions	-	100,135	-
Net realized and unrealized (loss) on investment securities	(20,215,935)	(11,848,533)	(1,213,684)
Net Decrease in Net Assets Resulting from Operations	$(20,209,027)	$ (6,909,878)	$ (919,825)

(a) See Note 3 in the Notes to the Financial Statements.

*See accompanying notes which are an integral part of these financial statements.

IMS Capital Value Fund
Statements of Changes in Net Assets

	Six months ended
	December 31, 2007	Year ended
	(unaudited)	June 30, 2007
Increase (Decrease) in Net Assets due to:
Operations
Net investment income (loss)	$ 6,908	$ (124,946)
Net realized gain on investments	7,710,939	9,217,191
Change in unrealized appreciation (depreciation) on investments	(27,926,874)	22,442,912
Net increase (decrease) in net assets resulting from operations	(20,209,027)	31,535,157

Distributions
From net realized gain	(7,563,434)	(5,562,084)
Total distributions	(7,563,434)	(5,562,084)

Capital Share Transactions
Proceeds from shares sold	10,361,447	32,865,184
Reinvestment of distributions	7,269,286	5,328,733
Amount paid for shares repurchased	(19,814,957)	(36,485,606)
Net increase (decrease) in net assets resulting
from share transactions	(2,184,224)	1,708,311
Total Increase (Decrease) in Net Assets	(29,956,685)	27,681,384

Net Assets
Beginning of period	193,242,960	165,561,576

End of period	$ 163,286,275	$ 193,242,960

Accumulated undistributed net investment income
included in net assets at end of period	$ 6,908	$ -

Capital Share Transactions
Shares sold	484,547	1,569,083
Shares issued in reinvestment of distributions	375,092	260,574
Shares repurchased	(944,613)	(1,758,142)

Net increase (decrease) in capital shares	(84,974)	71,515

*See accompanying notes which are an integral part of these financial statements.

IMS Strategic Income Fund
Statements of Changes in Net Assets

	Six months ended
	December 31, 2007	Year ended
	(unaudited)	June 30, 2007
Increase (Decrease) in Net Assets due to:
Operations
Net investment income	$ 4,938,655	$ 5,958,925
Net realized gain (loss) on investments	(1,496,677)	2,358,089
Net realized gain on foreign currency transactions	1,987	-
Capital gain dividends on investments	-	-
Change in unrealized appreciation (depreciation)
on investments & translation of assets and
liabilities in foreign currency	(10,353,843)	3,360,336
Net increase (decrease) in net assets resulting from operations	(6,909,878)	11,677,350

Distributions
From net investment income	(5,191,547)	(5,703,409)
From net realized gain	(2,341,725)	(351,490)
Total distributions	(7,533,272)	(6,054,899)

Capital Share Transactions
Proceeds from shares sold	25,848,801	39,586,768
Reinvestment of distributions	6,498,422	5,499,384
Amount paid for shares repurchased	(21,761,361)	(12,468,883)
Net increase in net assets resulting
from share transactions	10,585,862	32,617,269
Total Increase (Decrease) in Net Assets	(3,857,288)	38,239,720

Net Assets
Beginning of period	106,151,063	67,911,343

End of period	$ 102,293,775	$ 106,151,063

Accumulated undistributed net investment income
included in net assets at end of period	$ 2,624	$ 255,516

Capital Share Transactions
Shares sold	2,314,275	3,506,745
Shares issued in reinvestment of distributions	617,338	493,182
Shares repurchased	(2,034,010)	(1,114,713)

Net increase in capital shares	897,603	2,885,214

*See accompanying notes which are an integral part of these financial statements.

IMS Strategic Allocation Fund
Statements of Changes in Net Assets

	Six months ended
	December 31, 2007	Year ended
	(unaudited)	June 30, 2007
Increase (Decrease) in Net Assets due to:
Operations
Net investment income	$ 293,859	$ 355,209
Net realized gain on investments	1,208,253	1,823,217
Capital gain dividends from investments	7,279	39,531
Change in unrealized appreciation (depreciation) on investments	(2,429,216)	795,672
Net increase (decrease) in net assets resulting from operations	(919,825)	3,013,629

Distributions
From net investment income	(332,171)	(219,698)
From net realized gain	(1,542,990)	(302,027)
Total distributions	(1,875,161)	(521,725)

Capital Share Transactions
Proceeds from shares sold	798,843	1,220,962
Reinvestment of distributions	1,873,125	520,511
Amount paid for shares repurchased	(906,975)	(4,005,505)
Net increase (decrease) in net assets resulting
from share transactions	1,764,993	(2,264,032)
Total Increase (Decrease) in Net Assets	(1,029,993)	227,872

Net Assets
Beginning of period	20,153,307	19,925,435

End of period	$ 19,123,314	$ 20,153,307

Accumulated undistributed net investment income
included in net assets at end of period	$ 148,460	$ 186,773

Capital Share Transactions
Shares sold	57,232	89,371
Shares issued in reinvestment of distributions	151,670	38,700
Shares repurchased	(69,482)	(294,527)

Net increase (decrease) in capital shares	139,420	(166,456)

*See accompanying notes which are an integral part of these financial statements.

IMS Capital Value Fund
Financial Highlights
For a Fund share outstanding throughout the period

	Six Months
	ended December 31, 2007 (unaudited)	Year ended June 30, 2007	Year ended June 30, 2006	Year ended June 30, 2005	Year ended June 30, 2004	Year ended June 30, 2003

Selected Per Share Data
Net asset value, beginning of period	$ 22.83	$ 19.73	$ 18.50	$ 17.95	$ 14.05	$ 11.93
Income from investment operations
Net investment income (loss)	-	(0.02)	(0.02)	(0.06)	(0.10) (a)	(0.04) (a)
Net realized and unrealized gain (loss) on investments	(2.41)	3.79	2.33	1.58	4.48	2.21
Total from investment operations	(2.41)	3.77	2.31	1.52	4.38	2.17

Less Distributions to shareholders:
From net investment income	-	-	-	-	-	(0.03)
From net realized gain	(0.93)	(0.67)	(1.08)	(0.97)	(0.48)	-
From return of capital	-	-	-	-	-	(0.02)
Total distributions	(0.93)	(0.67)	(1.08)	(0.97)	(0.48)	(0.05)

Paid in capital from redemption fees (b)	-	-	-	-	-	-

Net asset value, end of period	$ 19.49	$ 22.83	$ 19.73	$ 18.50	$ 17.95	$ 14.05

Total Return (c)	-10.53%(d)	19.53%	12.72%	8.66%	31.46%	18..28%

Ratios and Supplemental Data
Net assets, end of period (000)	$ 163,286	$ 193,243	$ 165,562	$ 91,373	$ 88,475	$ 31,405
Ratio of expenses to average net assets	1.48%(e)	1.48%	1.48%	1.50%	1.59%	1.59%
Ratio of expenses to average net assets
before waiver & reimbursement	1.49%(e)	1.52%	1.52%	1.62%	1.60%	2.05%
Ratio of net investment income (loss) to
average net assets	0.01%(e)	(0.07)%	(0.13)%	(0.37)%	(0.60)%	(0.34)%
Ratio of net investment income (loss) to
average net assets before waiver & reimbursement	0.00%(e)	(0.11)%	(0.17)%	(0.49)%	(0.61)%	(0.79)%
Portfolio turnover rate	32.76%	12.45%	28.98%	32.63%	46.69%	44.72%

(a) Net investment income (loss) per share is based on average shares outstanding during the year.

(b) Redemption fees resulted in less than $0.005 per share.

(c) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund,assuming reinvestment of dividends.

(d) Not Annualized.

(e) Annualized.

*See accompanying notes which are an integral part of these financial statements.

IMS Strategic Income Fund
Financial Highlights
For a Fund share outstanding throughout the period

	Six Months ended December 31, 2007 (unaudited)	Year ended June 30, 2007	Year ended June 30, 2006	Period ended June 30, 2005	Period ended June 30, 2004(a)	Period ended August 31, 2003(b)

Selected Per Share Data
Net asset value, beginning of period	$ 11.44	$ 10.63	$ 10.36	$ 10.50	$ 11.10	$ 10.00
Income from investment operations
Net investment income	1.28	0.80	0.68	0.71	0.60	0.61(c)
Net realized and unrealized gain (loss) on investments	(1.15)	0.83	0.31	0.25	(0.56)	1.00
Total from investment operations	0.13	1.63	0.99	0.96	0.04	1.61

Less Distributions to shareholders:
From net investment income	(1.31)	(0.77)	(0.72)	(0.69)	(0.62)	(0.51)
From net realized gain	(0.21)	(0.05)	-(d)	(0.41)	(0.02)	-
Total distributions	(1.52)	(0.82)	(0.72)	(1.10)	(0.64)	(0.51)

Paid in capital from redemption fees (e)	-	-	-	-	-	-

Net asset value, end of period	$ 10.05	$ 11.44	$ 10.63	$ 10.36	$ 10.50	$ 11.10

Total Return (f)	-5.92%(g)	15.78%	9.90%	9.35%	0.33%(g)	16.31%(g)

Ratios and Supplemental Data
Net assets, end of period (000)	$ 102,294	$ 106,151	$ 67,911	$ 64,012	$ 51,334	$ 27,580
Ratio of expenses to average net assets	1.56%(h)	1.59%	1.57%	1.64%	1.63%(h)	1.96%(h)
Ratio of expenses to average net assets
before waiver & reimbursement	1.56%(h)	1.59%	1.57%	1.64%	1.63%(h)	2.14%(h)
Ratio of net investment income to
average net assets	8.73%(h)	7.20%	6.69%	6.83%	6.52% (h)	6.77%(h)
Ratio of net investment income to
average net assets before waiver & reimbursement	8.73%(h)	7.20%	6.69%	6.83%	6.52%(h)	6.58%(h)
Portfolio turnover rate	25.42%	135.38%	90.14%	110.64%	163.53%	18.01%

a) For the period September 1, 2003 to June 30, 2004. The Fund elected to change its fiscal year end to June 30.

(b) For the period November 5, 2002 (commencement of operations) to August 31, 2003.

(c) Net investment income per share is based on average shares outstanding during the period.

(d) Capital gains distributed amounted to less than $0.005 per share.

(e) Redemption fees resulted in less than $0.005 per share in each period.

(f) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

(g) Not annualized.

(h) Annualized.

*See accompanying notes which are an integral part of these financial statements.

IMS Strategic Allocation Fund
Financial Highlights
For a Fund share outstanding throughout the period

	Six Months ended December 31, 2007 (unaudited)	Year ended June 30, 2007	Year ended June 30, 2006	Year ended June 30, 2005	Year ended June 30, 2004	Period ended June 30, 2003(a)

Selected Per Share Data
Net asset value, beginning of period	$ 14.33	$ 12.67	$ 12.29	$ 12.30	$ 10.56	$ 10.00
Income from investment operations
Net investment income (loss)	0.19	0.24	0.12	(0.05)	(0.15) (b)	(0.05) (b)
Net realized and unrealized gain on investments	(0.84)	1.76	0.64	0.35	2.00	0.61
Total from investment operations	(0.65)	2.00	0.76	0.30	1.85	0.56

Less Distributions to shareholders:
From net investment income	(0.23)	(0.14)	(0.09)	-	-	-
From net realized gain	(1.08)	(0.20)	(0.21)	(0.31)	(0.11)	-
From return of capital	-	-	(0.08)	-	-	-
Total distributions	(1.31)	(0.34)	(0.38)	(0.31)	(0.11)	-

Paid in capital from redemption fees (c)	-	-	-	-	-	-

Net asset value, end of period	$ 12.37	$ 14.33	$ 12.67	$ 12.29	$ 12.30	$ 10.56

Total Return (d)	-4.50%(e)	16.00%	6.23%	2.37%	17.60%	5.60%(e)

Ratios and Supplemental Data
Net assets, end of period (000)	$ 19,123	$ 20,153	$ 19,925	$ 23,242	$ 20,212	$ 3,900
Ratio of expenses to average net assets	1.78%(f)	1.92%	1.96%	1.96%	1.96%	1.96%(f)
Ratio of expenses to average net assets
before waiver & reimbursement	1.78%(f)	1.92%	1.96%	1.96%	2.19%	4.75%(f)
Ratio of net investment income (loss) to
average net assets	2.96%(f)	1.75%	1.00%	(0.48)%	(1.25)%	0.85%(f)
Ratio of net investment income (loss) to
average net assets before waiver & reimbursement	2.96%(f)	1.75%	1.00%	(0.48)%	(1.48)%	(3.65)% (f)
Portfolio turnover rate	53.46%	54.62%	55.15%	90.75%	146.64%	226.36%

(a) For the period November 5, 2002 (Commencement of operations) through June 30, 2003.

(b) Net investment loss per share is based on average shares outstanding during the period.

(c) Redemption fees resulted in less than $0.005 per share in each period.

(d) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

(e) Not annualized.

(f) Annualized.

*See accompanying notes which are an integral part of these financial statements.

IMS Family of Funds

Notes to the Financial Statements (unaudited)

December 31, 2007

NOTE 1. ORGANIZATION

IMS Capital Value Fund (the “Value Fund”) was organized as a diversified series of Unified Series Trust (the “Trust”) on June 6, 2004. The IMS Strategic Income Fund (the “Income Fund”) and the IMS Strategic Allocation Fund (the “Allocation Fund”) were organized as non-diversified series of the Trust on June 6, 2004. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees of the Trust (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series. Each Fund (collectively, the “Funds”) is one of a series of funds currently authorized by the Board. Each of the Value Fund, Income Fund and the Allocation Fund acquired all the assets of the IMS Capital Value Fund, the IMS Strategic Income Fund and the IMS Strategic Allocation Fund, respectively, each a series of AmeriPrime Funds, on August 31, 2004 (each a “Predecessor Fund”) in a tax-free reorganization. The Predecessor Fund to the Value Fund was organized on July 25, 1996 and commenced operations on August 5, 1996. The Predecessor Fund to each of the Strategic Income Fund and the Strategic Allocation Fund was organized on September 30, 2002 and commenced operations on November 5, 2002. The investment objective of the Value Fund is to provide long-term growth from capital appreciation, dividends and interest. The investment objective of the Income Fund is to provide current income. The investment objective of the Allocation Fund is to provide long-term growth from capital appreciation, dividends and interest. The investment advisor of each Fund is IMS Capital Management, Inc. (the “Advisor”).

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by each Fund in the preparation of its financial statements.

Securities Valuations - Equity securities are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange are valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are valued by the pricing service at the NASDAQ Official Closing Price. When market quotations are not readily available, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review by the Pricing Committee of the Board.

Fixed income securities are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Advisor decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board. Short-term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value. The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments in a specific country or region.

IMS Family of Funds

Notes to the Financial Statements (unaudited)

December 31, 2007 - continued

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

In accordance with the Trust’s good faith pricing guidelines, the Advisor is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value controls, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Advisor would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Good faith pricing is permitted if, in the advisor’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before a Fund’s NAV calculation that may affect a security’s value, or the Advisor is aware of any other data that calls into question the reliability of market quotations. Good faith pricing may also be used in instances where the bonds the Fund invests in may default or otherwise cease to have market quotations readily available. Investments in foreign securities, junk bonds or other thinly traded securities are more likely to trigger fair valuation than other securities.

Foreign Currency – Investment securities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss from investments. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Federal Income Taxes- The Funds make no provision for federal income tax. The Funds intend to qualify each year as “regulated investment companies” under subchapter M of the Internal Revenue Code of 1986, as amended, by distributing all of their taxable income. If the required amount of net investment income is not distributed, the Funds could incur a tax expense.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or another appropriate basis (as determined by the Board).

Accounting for Uncertainty in Income Taxes – The Funds adopted the provisions of Financial Accounting Standards Board (FASB) Interpretation No. 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes on June 29, 2007. The implementation of FIN 48 resulted in no material liability for unrecognized tax benefits and no material change to the beginning net asset value of the Funds.

As of and during the period ended December 31, 2007, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the Funds did not incur any interest or penalties.

IMS Family of Funds

Notes to the Financial Statements (unaudited)

December 31, 2007 - continued

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

Fair Value Measurements – In September 2006, FASB issued Statement on Financial Accounting Standards (SFAS) No. 157 “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosure about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of December 31, 2007 the Funds do not believe that the adoption of SFAS No. 157 will impact the amounts reported in the financial statements, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain measurements reported on the statement of changes in net assets for a fiscal period.

Security Transactions and Related Income- Each Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized or accreted using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Dividends and Distributions- The Income Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on a monthly basis. The Value Fund and Allocation Fund intend to distribute substantially all of their net investment income as dividends to their shareholders on at least an annual basis. Each Fund intends to distribute its net realized long-term capital gains and its net realized short-term capital gains at least once a year. Dividends to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund

NOTE 3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the respective management agreements (the “Agreements”), the Advisor manages each Fund’s investments subject to approval of the Board. As compensation for its management services, the Funds are obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 1.26% of the average daily net assets of the Income Fund and Allocation Fund and 1.21% of the average daily net assets of the Value Fund. Prior to August 31, 2007, the Value Fund paid 1.26% of the average daily net assets to the Advisor for management services. For the six months ended December 31, 2007, the Advisor earned fees, before waiver, of $1,097,108, $713,255 and $125,177 from the Value Fund, Income Fund and Allocation Fund, respectively.

IMS Family of Funds

Notes to the Financial Statements (unaudited)

December 31, 2007 - continued

NOTE 3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES – continued

The Advisor has contractually agreed to waive all or a portion of its fees and/or reimburse expenses of each Fund, but only to the extent necessary to maintain total operating expenses (excluding brokerage costs, borrowing costs, taxes and extraordinary expenses) 1.96% of average daily net assets with respect to the Income Fund and Allocation Fund, through August 31, 2008. Prior to the expiration of an expense limitation agreement on August 31, 2007, the Advisor had contractually agreed to waive all or a portion of its fees and/or reimburse expenses of the Value Fund, but only to the extent necessary to maintain total operating expenses (excluding brokerage costs, borrowing costs, taxes and extraordinary expenses) at 1.48% of average daily net assets. For the six months ended December 31, 2007, the Advisor waived fees of $8,149 for the Value Fund. Any waiver or reimbursement of organizational or operating expenses by the Advisor is subject to repayment by the applicable Fund in the first, second and third fiscal years following the year in which any such reimbursement or waiver occurs, if the Fund is able to make the payment without exceeding the above described expense limitations. The Allocation Fund has repaid the Advisor for all waived fees. The remaining amounts subject to repayment by the Value Fund, pursuant to the aforementioned conditions, at June 30, 2007, are as follows:

The above amounts cannot be repaid if the payments result in the expense ratio of the Value Fund exceeding 1.48%.

As of December 31, 2007, $8,149 may be subject to potential repayment by the Fund to the Advisor through June 30, 2011. At December 31, 2007, the Advisor was owed $176,553, $113,371 and $20,571 from the Value Fund, Income Fund and Allocation Fund, respectively, for its advisory services.

Each Fund retains Unified Fund Services, Inc. (“Unified”) to manage the Fund’s business affairs and provide the Fund with administrative services, including all regulatory reporting and necessary office equipment and personnel. For the six months ended December 31, 2007, Unified earned fees of $111,130, $67,733, and $11,950 from the Value Fund, Income Fund, and Allocation Fund, respectively, for administrative, fund accounting and transfer agency services. For the six months ended December 31, 2007, Unified was reimbursed $66,522, $24,796 and $10,883 by the Value Fund, Income Fund and Allocation Fund, respectively, for out-of-pocket expenses. At December 31, 2007, Unified was owed $34,571, $22,010, and $3,529 by the Value Fund, Income Fund and Allocation Fund, respectively for administrative services and $12,341, $3,284 and $1,603 from the Value Fund, Income Fund and Allocation Fund, respectively, for reimbursement of out-of-pocket expenses. Certain officers of the Trust are members of management and/or employees of Unified. Unified operates as a wholly-owned subsidiary of Huntington Bancshares, Inc., the parent company of the principal distributor of the Funds and Huntington National Bank, the custodian of the Fund’s investments (the “Custodian”). For the six months ended December 31, 2007, the Custodian earned fees of $10,709, $32,062 and $2,412 for custody services provided to the Value Fund, Income Fund, and Allocation Fund respectively. At December 31, 2007, the Value Fund, Income Fund, and Allocation Fund owed $2,997, $13,790 and $941, respectively to the Custodian for custody services.

Unified Financial Securities, Inc. (the “Distributor”) acts as the principal distributor of the Funds. There were no payments made to the Distributor by the Funds for the six months ended December 31, 2007. The Distributor, Unified and the Custodian are controlled by Huntington Bancshares, Inc.

IMS Family of Funds

Notes to the Financial Statements (unaudited)

December 31, 2007 - continued

NOTE 4. INVESTMENTS

For the six months ended December 31, 2007, purchases and sales of investment securities, other than short-term investments and short-term U.S. government obligations were as follows:

As of December 31, 2007, the net unrealized appreciation (depreciation) of investments for tax purposes was as follows:

At December 31, 2007, the aggregate cost of securities, for federal income tax purposes was $147,435,094, $111,224,361 and $18,438,167 for the Value Fund, Income Fund, and Allocation Fund, respectively.

NOTE 5. ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 6. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of December 31, 2007, National Financial Securities Corp. (“National Financial”) held 42.04% of the Value Fund, 47.76% of the Income Fund, and 84.53% of the Allocation Fund, in omnibus accounts for the benefit of others. As a result, National Financial may be deemed to control each Fund.

IMS Family of Funds

Notes to the Financial Statements (unaudited)

December 31, 2007 - continued

NOTE 7. DISTRIBUTIONS TO SHAREHOLDERS

Value Fund. On December 8, 2006, the Value Fund paid a long-term capital gain distribution of $0.6747 per share to shareholders on record on December 7, 2006.

The tax characterization of distributions for the fiscal years ended June 30, 2007 and 2006 was as follows:

On December 14, 2007, the Value Fund paid a long-term capital gain distribution of $0.9304 per share or $7,563,434 to shareholders on record on December 13, 2007.

Income Fund. For the year ended June 30, 2007, the Income Fund paid monthly income distributions totaling $0.770 per share. On March 15, 2007, the Income Fund paid a long-term capital gain distribution of $0.045 per share to shareholders of record on March 14, 2007.

The tax characterization of distributions for fiscal years ended June 30, 2007 and 2006 was as follows:

On December 14, 2007, the Income Fund paid a long-term capital gain distribution of $0.0798 per share or $818,527 and a short-term capital gain distribution of $0.1485 per share or $1,523,198. During the six months ended December 31, 2007 the Income Fund paid monthly income distributions totaling $0.500 or $5,191,547.

Allocation Fund. On December 8, 2006, the Allocation Fund paid a long-term capital gain distribution of $0.1992 per share and an income distribution of $0.1449 per share to shareholders of record on December 7, 2006.

The tax characterization of distributions for the fiscal years ended June 30, 2007 and 2006 was as follows:

On December 14, 2007, the Allocation Fund paid a long-term capital gain distribution of $1.0509 per share or $1,501,415, a short-term capital gain distribution of $0.0291 per share or $41,575, and an income distribution of $0.2325 per share or $332,172 to shareholders on record on December 13, 2007.

IMS Family of Funds

Notes to the Financial Statements (unaudited)

December 31, 2007 - continued

NOTE 7. DISTRIBUTIONS TO SHAREHOLDERS - continued

As of June 30, 2007, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

As of June 30, 2007, the difference between book basis and tax basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales.

NOTE 8. RESTRICTED SECURITIES

The Income Fund and the Allocation Fund have acquired securities, the sale of which is restricted under Rule 144A of the Securities Act of 1933. At December 31, 2007, the aggregate value of such securities amounted to $15,149,806 for the Income Fund and $405,000 for the Allocation Fund. The values amount to 14.81% and 2.11% of the net assets of the Income Fund and the Allocation Fund, respectively. The securities have been valued using quoted market prices. It is possible that the quoted market prices may differ significantly from the amount that may ultimately be realized in the near term, and the difference could be material.

PROXY VOTING

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted those proxies during the most recent twelve month period ended June 30, is available without charge upon request by (1) calling the Funds at (800) 934-5550 and (2) from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

INVESTMENT ADVISOR

IMS Capital Management, Inc.

8995 S.E. Otty Road

Portland, OR 97086

DISTRIBUTOR

Unified Financial Securities, Inc.

2960 North Meridian Street, Suite 300

Indianapolis, IN 46208

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen Fund Audit Services, Ltd.

800 Westpoint Parkway, Suite 1100

Westlake, OH 44145

LEGAL COUNSEL

Thompson Coburn LLP

One US Bank Plaza

St. Louis, MO 63101

LEGAL COUNSEL TO THE INDEPENDENT TRUSTEES

Thompson Hine, LLP

312 Walnut Street, 14th Floor

Cincinnati, OH 45202

CUSTODIAN

Huntington National Bank

41 South Street

Columbus, OH 43125

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT

Unified Fund Services, Inc.

2960 North Meridian Street, Suite 300

Indianapolis, IN 46208

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Unified Financial Securities, Inc.

Member FINRA/SIPC

Item 2. Code of Ethics. NOT APPLICABLE – disclosed with annual report

Item 3. Audit Committee Financial Expert. NOT APPLICABLE- disclosed with annual report

Item 4. Principal Accountant Fees and Services. NOT APPLICABLE – disclosed with annual report

Item 5. Audit Committee of Listed Companies. NOT APPLICABLE – applies to listed companies only

Item 6. Schedule of Investments. NOT APPLICABLE – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. NOT APPLICABLE – applies to closed-end funds only

Item 8. Portfolio Managers of Closed-End Investment Companies. NOT APPLICABLE – applies to closed-end funds only

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. NOT APPLICABLE – applies to closed-end funds only

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)        Based on an evaluation of the registrant’s disclosure controls and procedures as of December 11, 2007, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)        There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not Applicable – filed with annual report

(a)(2)	Certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes- Oxley Act of 2002 and required by Rule 30a-2under the
Investment Company Act of 1940 are filed herewith.

(a)(3)    Not Applicable – there were no written solicitations to purchase securities under Rule 23c-1 during the period

(b)        Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith